Exhibit B to Note

PLEDGE AND SECURITY AGREEMENT

THIS PLEDGE AND SECURITY AGREEMENT (this “Pledge Agreement”) is entered into as of the dated as of the __ day of September 2008, by and among COMMERCE PLANET, INC., a Utah corporation (the “Company”) with an address at 30 S. La Patera Lane, Goleta, CA 93117, LEGACY MEDIA LLC, a California limited liability company and wholly-owned subsidiary of, with the same address as, the Company (“Legacy”), and CONSUMER LOYALTY GROUP LLC, a California limited liability company and wholly-owned subsidiary of, with the same address as, the Company (“Consumer”), for the benefit of MORLEX, INC., a Colorado corporation (hereinafter referred to as the “Lender” or “Secured Party”). The Company, Legacy and Consumer are hereinafter referred to individually as a “Pledgor” and collectively as the “Pledgors.”

W I T N E S S E T H :

WHEREAS, Legacy and Consumer are each wholly-owned subsidiaries of the Company;

WHEREAS, the parties hereto are parties to the Asset Purchase Agreement (the “Purchase Agreement”) dated as of the 16th day of September 2008, by and among the Pledgors, Lender Superfly Advertising, Inc., an Indiana corporation and wholly-owned subsidiary of Lender (the “Purchaser”). Pursuant to the Purchase Agreement, the Legacy and Consumer have agreed to sell and Purchaser has agreed to purchase certain of the assets used or held for use by Legacy and Consumer in the conduct of the Business in consideration of the Purchase Price and the Assumed Liabilities (as such terms are defined in the Purchase Agreement).

WHEREAS, the Company is the maker (the “Maker”) of the (US) $200,000 promissory note (the “Note”) in favor of the Lender or any subsequent holder of such Note;

WHEREAS, the Pledgors have unconditionally and irrevocably guaranteed the obligations of the Company under the Note pursuant that certain Unconditional Guaranty Agreement executed by Legacy and Consumer in favor of Lender (the “Guaranty”); and

WHEREAS, the Lender is willing to make the loan evidenced by the Note only if each Pledgor executes and delivers this Pledge Agreement and jointly and severally pledges to the Secured Party all of the merchant accounts of the Pledgors, including without limitation the credit card reserve accounts, listed on Schedule A attached hereto.

NOW, THEREFORE, in consideration of the foregoing and other good valuable consideration, the receipt and sufficiency of which are hereby acknowledged, effective as of the date hereof, each Pledgor hereby pledges and assigns to Secured Party, and grants Secured Party a security interest in the Collateral (as hereinafter defined).

Each Pledgor hereby agrees with Secured Party as follows:

AGREEMENT

1. Definitions. In addition to all of the other initially-capitalized terms defined herein, the following terms shall have the following respective meanings:

(a) “Code” means the Uniform Commercial Code, as in effect from time to time in the State of California.

(b) “Collateral” means (i) all of the merchant accounts of the Pledgors, including without limitation the credit card reserve accounts, listed on Schedule A attached hereto (collectively, the “Merchant Accounts”), and (ii) all Proceeds (as hereinafter defined) of such Merchant Accounts. The inclusion of Proceeds in this definition does not authorize Pledgor to sell, dispose of or otherwise use the Collateral in any manner not specifically authorized by this Pledge Agreement.

(c) “Proceeds” means (i) all “proceeds” (as such term is defined in Section 9-102(a)(64) of the Code) and “products” with respect to the Collateral and (ii) includes, without limitation: whatever is receivable or received when Collateral is sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary; all rights to payment, including return premiums, with respect to any insurance relating thereto; all interest, dividends and other property receivable or received on account of the Collateral or proceeds thereof, (including all distributions in respect of the Merchant Accounts, all collections thereon or all distributions with respect thereto); and proceeds of any indemnity or guaranty payable to Pledgor or Secured Party from time to time with respect to any Collateral.

(d) “Secured Obligations” means the full and timely payment, performance and observance by the Company of all of the terms, covenants and provisions of the Note, and the full and timely payment, performance and observance by the Guarantors of all of the terms, covenants and provisions of the Guaranty, including, without limitation, the payment by the Company and the Pledgors of all principal, interest and any other sums payable to Lender in respect of the Note.

2. Pledge of Collateral.

(a) As security for the due and punctual payment and performance of all of the Secured Obligations (whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, including without limitation the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. §362(a)), whether allowed or allowable as claims, each Pledgor hereby (1) pledge, transfer, hypothecate and assign to Secured Party ALL OF its right, title and interest in and to the Collateral, whether now owned or hereafter acquired, and (2) grants to Secured Party a continuing first priority lien on and security interest in and to the Collateral, whether now owned or hereafter acquired. As a condition to the Secured Party’s making the Loan (as defined in the Purchase Agreement), each Pledgor shall deliver to Lender UCC-1 financing statements with respect to the Secured Party’s lien on the Collateral.

(b) Secured Party shall retain a valid and perfected first priority security interest in the Collateral until the date on which each and every one of the Secured Obligations has been fully and indefeasibly performed in accordance with the terms of the Note, including the indefeasible payment in full of the principal amount of the Note, and all interest accrued thereon (but excluding any indemnity obligation or other obligations which, by the terms of the Note, survive performance in full of the other obligations; provided, however, that none of such future indemnity obligations are then due and payable or reasonably likely to be due and payable in the foreseeable future (such obligations, the “Surviving Obligations”). Upon the occurrence and during the continuance of an Event of Default (as defined in the Note), Secured Party may exercise, in addition to its other rights and remedies hereunder, or in the Note or the Guaranty, all rights and remedies of a secured party under the Code with respect to the Collateral as in effect at the time or otherwise available by action or actions at law or in equity, including, without limitation:

(i) to sell, assign and effectively transfer the Collateral either at public or private sale, at the option of Secured Party, without recourse to judicial proceedings and without either demand, appraisement, advertisement or notice of any kind, all of which are expressly waived;

(ii) to proceed by way of appropriate judicial proceedings to have the Collateral sold at judicial sale, with or without appraisement;

(iii) to seek an injunction of the prohibited action;

(iv) make demand upon and receive from any or all Merchant Bank(s) all amounts in such Merchant Accounts, and all Merchant Banks may rely upon the authorization to release funds to Lender set forth herein and will be indemnified by Pledgors from any and all liability in connection with releasing funds to Lender; or

(v) to pursue any other available legal remedy; and, out of the Proceeds of the sale of the Collateral, Secured Party shall be entitled to receive, by preference and priority over all Persons whatsoever, the full remaining and unpaid balance of the Secured Obligations, together with all interest, costs, reasonable attorneys’ fees and other charges;

provided, however, that Secured Party shall provide Pledgors with reasonable prior notice of a public or private sale of the Collateral as required by the Code, and Pledgors hereby agree and stipulate that such notice shall be deemed to be commercially reasonable notice in satisfaction of the requirements of the Code.

Without limiting the foregoing, Secured Party and/or any nominee(s) or designee(s) thereof, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except for any notice required by law) to or upon Pledgors, or any other person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), pursuant to this Section 2 or otherwise in accordance with the Code upon such terms and conditions as Secured Party may deem advisable and at such prices and upon such other terms as Secured Party may deem commercially reasonable, for cash or on credit or for future delivery without assumption of any credit risk irrespective of the impact of such sales on the market price of any Collateral. Secured Party and/or such nominee(s) or designee(s) shall have the right upon any public sale or sales, and, to the extent permitted by law, upon any private sale or sales, to purchase the Collateral so sold, free of any right or equity of redemption in Pledgors, which right or equity each of the Pledgors hereby waives and/or releases. Secured Party shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale in accordance with this Pledge Agreement. Secured Party may be the purchaser of any or all of the Collateral at any such sale and Secured Party shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by Secured party at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgors, and each Pledgor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may have at any time in the future have under any rule of law or statute now existing or thereafter enacted. Each Pledgors agrees that, to the extent notice of sale shall be required by law, at least fifteen (15) days’ notice to Pledgors of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcing the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor hereby waives, to the extent permitted by law, any claims against Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, each Pledgor shall be liable for the deficiency and the fees of any attorneys employed by Secured Party to collect such deficiency. To the extent permitted by applicable law, each Pledgor further waives and agrees not to assert any rights or privileges which it may acquire under Section 9-112 of the Code. In connection with any sale of the Collateral, Secured Party may specifically disclaim any warranties of title or the like, and such disclaimer shall not be considered adversely to affect the commercial reasonableness of such sale. If Secured Party sells any of the Collateral on credit, each Pledgor will be credited only with payments actually made by the purchaser, received by Secured Party and applied to the indebtedness of such purchaser. In the event a purchaser fails to pay for the Collateral, Secured Party may resell the Collateral and Pledgors shall be credited with the proceeds of the sale.

(c) In addition to the remedies described in Section 2(b) above, if any Event of Default shall occur and immediately upon the occurrence thereof and so long as such Event of Default shall be continuing: (i) Secured Party and/or its nominees or designees shall have the right to receive any and all dividends, payments or distributions paid with respect to the Merchant Accounts and the other Collateral, as applicable, and make application thereof in accordance with this Pledge Agreement (and any dividends and other payments received in trust by Pledgors for the benefit of Secured Party shall be segregated from the other funds of Pledgors), and (ii) at Secured Party’s election, all Merchant Accounts shall be transferred to Secured Party and/or one (1) or more nominee(s) or designee(s) thereof, and Secured Party and/or such nominee(s) or designee(s) may in the name of Pledgors or in Secured Party’s and/or such nominee’s(s’) or designee’s(s’) own name, collect all payments and assets due Pledgor pursuant to the Merchant Accounts. Further, unless and until Secured Party and/or such nominee(s) or designee(s) succeeds to actual ownership thereof, pursuant to the exercise of Secured Party’s remedies described in Section 2(b) above, neither Secured Party nor any such nominee or designee shall be obligated to perform or discharge any obligation, duty or liability in connection with the Merchant Accounts. The rights of Secured Party hereunder shall not be conditioned or contingent upon the pursuit by Secured Party of any other right or remedy against Pledgors or any guarantor of any of the Secured Obligations, or against any other person which may be or become liable in respect of all or any part of the Secured Obligations or against any other collateral security therefor, guarantee thereof or right of offset with respect thereto. Neither Secured Party nor any of its nominees or designees shall be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall they be under any obligation to sell or otherwise dispose of any Collateral upon the request of Pledgors or any other person or to take any other action whatsoever with regard to the Collateral or any part thereof.

(d) Secured Party is hereby authorized to and shall apply the net proceeds of such sale of, or other realization upon, any or all of the Collateral, after first deducting the costs and expenses of sale, including attorneys’ fees and the costs of Secured Party and Secured Party’s agents, to the payment of the Secured Obligations in such order as Secured Party shall elect, in its sole discretion, it being understood that this Pledge Agreement shall remain in full force and effect and Secured Party shall retain all rights hereunder, until the date on which all of the Secured Obligations have been indefeasibly satisfied in full, after deducting all such costs and expenses. If, after any sale of the Collateral pursuant to this Section 2 there shall be a balance remaining after the payment of all of the items described above, such balance shall be paid to Persons entitled by law to receive such balance to allocate among themselves, without any liability resulting therefrom on the part of Secured Party.

(e) Following the occurrence and during the continuance of an Event of Default, Secured Party may, at its election, and in addition to any other remedies available hereunder, in its sole and absolute discretion, no such duty being imposed hereby, pay, purchase, contest or compromise any encumbrance, charge or lien which is prior or superior to its security interest in the Collateral and pay all expenses incurred therewith (any payment or expense so incurred shall be deemed Secured Obligations and shall be immediately due and payable and secured hereby), all of which shall be deemed authorized by Pledgors. All such expenses not paid when due shall accrue interest at the Default Rate until the date repaid.

(f) All remedies of Secured Party hereunder are cumulative and are in addition to any other remedies provided for at law or in equity and may, to the extent permitted by law, be exercised concurrently or separately, and the exercise of any one remedy shall not be deemed an election of such remedy or to preclude the exercise of any other remedy. No failure on the part of Secured Party to exercise and no delay in exercising any right or remedy shall operate as a waiver thereof or in any way modify or be deemed to modify the terms of this Pledge Agreement or of the obligations secured hereby, nor shall any single or partial exercise by Secured Party of any right or remedy preclude any other or further exercise of the same or any other right or remedy.

3. Representations and Warranties of Pledgor.

3.1. Each Pledgor hereby jointly and severally represents and warrants, as of the date hereof, that:

(a) Pledgors (i) are the record and beneficial owners of, and have good and marketable title to, the Merchant Accounts, and (ii) will have good and marketable title to the Merchant Accounts hereafter acquired, in any case, free and clear of all claims, liens, options and encumbrances of any kind, and has not and will not pledge or grant to any other person a security interest in the Merchant Accounts, except as contemplated by the Note. Each Pledgor has the right, power and authority to execute, deliver and perform this Pledge Agreement and to pledge, grant security interest in and assign the Collateral to the Secured Party as described herein.

(b)  Pledgors are the sole holders of the Merchant Accounts and no other person has any right to or is named as an owner of any Merchant Account. The execution, delivery and performance of this Pledge Agreement by each Pledgor (i) are within the power and authority of the Pledgor, and (ii) have been duly authorized by all necessary entity action. This Agreement constitutes the legal, valid and binding obligation of each Pledgor, enforceable against each Pledgor in accordance with its terms. Further, the execution, delivery and performance of this Pledge Agreement by each Pledgor will not cause a violation of or a default under (i) any mortgage, lease or other agreement, oral or written, to which such Pledgor is a party or by which any of its assets are subject, or (ii) any pending litigation, judgment, decree, arbitration award, governmental order, statute, rule or regulation to which such Pledgor is subject, nor will this Pledge Agreement cause a dissolution or other termination of any Pledgor.

(c)  The pledge, assignment, lien and security interest granted pursuant to this Pledge Agreement constitutes a valid, perfected first priority pledge, assignment, lien and security interest of or in all of the Collateral owned by Pledgors, enforceable as such against each Pledgor, all creditors of Pledgors and any person or entity purporting to purchase or otherwise acquire any Collateral from Pledgors (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally).

(d)  The organizational documents of each Pledgor, as amended to date, are in full force and effect and no Pledgor is in default in the observance or performance of any term, covenant or condition of its organizational documents. True, correct and complete copies of such organizational documents have been provided to Secured Party.

(e)  No approval by, authorization of, or filing with any federal, State or other governmental commission, agency or authority is necessary (i) in connection with the execution, delivery and performance by any Pledgor of this Pledge Agreement or the Note to which such Pledgor is a party, if any, or (ii) to perfect the security interests granted herein, except the filing of UCC Financing Statements pursuant to the Code.

(f)  No approval by or authorization or consent of any other person is necessary to authorize or validate the execution and delivery of this Pledge Agreement, or if such approval, authorization, or consent is necessary, such approval, authorization or consent has been obtained and a copy thereof has been provided to the Secured Party on the date hereof.

(g)  No Pledgor has issued or agreed to issue any options, puts, calls or other securities convertible into or exchangeable for, the Merchant Accounts, or any portion thereof and except as set forth in its organizational documents, no other person or entity has any claim on any portion of the Merchant Accounts. Upon the occurrence of an Event of Default, if the Secured Party were to exercise its remedies hereunder, the Secured Party shall have all rights accruing to the Merchant Accounts.

(h)  There are no setoffs, counterclaims or defenses with respect to the Collateral owned by any Pledgor and no agreement, oral or written, has been made with any other person or party under which any deduction or discount may be claimed with respect to such Collateral, and no Pledgor knows of any fact which would prohibit or prevent any Pledgor from receiving all of such, or assigning or granting a security interest in the Collateral.

(i)  Each Pledgor will be benefited, directly and indirectly, by the Lender’s making the Note to the Company.

(j)  The transactions contemplated by this Pledge Agreement do not violate and do not require that any filing, registration or other act be taken with respect to any and all laws pertaining to the registration or transfer of securities, including without limitation the Securities Act of 1933, as amended, and any and all rules and regulations promulgated thereunder or any applicable state securities laws (collectively, the “Securities Laws”), as such laws are amended and in effect from time to time. Each Pledgor shall at all times comply with the Securities Laws as the same pertain to all or any portion of the Collateral or any of the transactions contemplated by this Pledge Agreement.

(k)  The execution and delivery by each Pledgor of this Pledge Agreement, the Guaranty and the Note to which such Pledgor is a party have been duly authorized by all necessary and appropriate action under Utah and California law, as applicable, and Pledgors’ organizational documents.

(l)  Within 10 days from the date of this Agreement the Pledgors shall notify the bank(s) (each a “Merchant Bank” and, collectively, the “Merchant Banks”), listed on Schedule B attached hereto and made part hereof, where the Merchant Accounts are held that the Pledgors have pledged security interests in the Collateral and/or Merchant Accounts, and regarding the terms and conditions of this Pledge Agreement. The Pledgors shall undertake to cause each such Merchant Bank and any other owner of the Merchant Accounts to execute and deliver to the Lender the acknowledgement of this Agreement and the pledge of the Collateral, all in the form of Annex A annexed hereto.

4. Covenants of Pledgor. Each Pledgor hereby jointly and severally covenants as follows that from and after the date hereof:

4.1. (a)  Without the prior written consent of Secured Party, no Pledgor shall, either directly or indirectly, mortgage, sell, dispose of (whether directly or indirectly), hypothecate, pledge, create a security interest or lien upon, encumber, give or place in trust, any of the Merchant Accounts owned by Pledgor, or any other Collateral owned by such Pledgor, until the date on which all of the Secured Obligations have been fully and indefeasibly paid in full and otherwise performed.

(b)  Each Pledgor shall defend, at Pledgors’ cost, Secured Party’s security interest in and to the Merchant Accounts or any other Collateral as applicable, against all Persons and against all claims and demands whatsoever.

(c)  Each Pledgor shall promptly notify Secured Party, in writing, of the imposition at any time of any claim, option, lien or encumbrance upon or against all or any portion of the Merchant Accounts and/or any other Collateral.

(d)  Each Pledgor shall, on Secured Party’s demand, furnish further reasonable assurance of its title with respect to the Merchant Accounts, or any other Collateral, execute any written agreement or do any other act reasonably necessary to effectuate the purposes and provisions of this Pledge Agreement and execute any instrument or statement required by law or otherwise in order to perfect, continue or terminate the security interest of Secured Party in the Merchant Accounts and the other Collateral.

(e) Each Pledgor shall promptly provide Secured Party with true and complete copies of any amendment or supplement to, or waiver under, its organizational documents.

(f) Each Pledgor shall promptly (i) notify Secured Party of any notice from any Merchant Bank regarding any change to the Collateral and/or Merchant Accounts, and (ii) provide Secured Party with true and complete copies of any correspondence from any Merchant Bank related thereto.

4.2. In no event shall any Pledgor do or permit to be done, or omit to do or permit the omission of, any act or thing, the doing or omission of which, would impair (i) the validity, enforceability, perfection or priority of the security interests granted herein, or (ii) the value of the Collateral, or (iii) the ability of Secured Party to realize upon its remedies provided in this Pledge Agreement or under the Code.

4.3. Upon the occurrence and during the continuance of an Event of Default under the Note, all Proceeds of the Collateral received by Pledgor shall be promptly delivered to Secured Party, in the same form as received, with the addition only of such endorsements and assignments as may be necessary to transfer title to Secured Party, and pending such delivery, such Proceeds shall be held in trust for Secured Party; and such Proceeds shall be applied to the Secured Obligations secured hereby pursuant to the terms of the Note.

4.4. Each Pledgor authorizes Secured Party, at the expense of Pledgors, to execute and file any financing statement or statements deemed necessary by Secured Party to perfect its security interest in the Collateral. Each Pledgor will sign, if required, and deliver any financing statements and other documents and perform such other acts as Secured Party deems necessary or desirable from time to time to establish and maintain in favor of Secured Party valid and perfected first priority security interest in the Collateral, free of all other liens, encumbrances, security interests and claims. Each Pledgor shall also furnish to Secured Party all certificates or other instruments and papers evidencing or constituting any of the Collateral, together with appropriate endorsements and assignments and any information relating thereto, and shall take such actions as Secured Party may deem reasonably necessary or desirable from time to time to establish valid security interests in and to further protect and perfect its interest in the Collateral.

4.5. Each Pledgor upon demand shall pay to Secured Party the amount of any and all expenses, including the reasonable fees and disbursements of counsel and of any experts and Secured Party’s, which Secured Party may incur in connection with: (i) the custody (for which such expenses shall be reasonable), preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral; (ii) the exercise or enforcement of any of the rights of Secured Party hereunder; or (iii) the failure by any Pledgor to perform or observe any of the provisions hereof after the expiration of any applicable notice and/or cure periods.

4.6. Within ten (10) days of execution of this Pledge Agreement, Pledgor shall use its best efforts to cooperate with Secured Party to obtain and execute, along with each Merchant Bank, such Merchant Bank’s form of pledge agreement with respect to the Collateral and/or Merchant Accounts held by such Merchant Bank.

4.7. None of the Collateral and/or Merchant Accounts shall be subject to setoff, deduction or counterclaim, and shall be free and clear of and without any deduction or withholding for or on account of any taxes, levies, duties, charges, fees, restrictions or conditions of any nature now or hereafter imposed by any federal, state, country or local government or any political subdivision or taxing authority thereof or therein.

Without limiting the foregoing, the breach by any Pledgor of any of the covenants set forth in this Section 4 shall constitute an “Event of Default” under the Note.

5. Power of Attorney. Each Pledgor hereby irrevocably appoints and instructs Secured Party as its attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor, Secured Party or otherwise, from time to time in Secured Party’s discretion to take any and all actions necessary and proper, to carry out the intent of this Pledge Agreement and to perfect and protect the lien, pledge, assignment and security interest of Secured Party created hereunder. Each Pledgor hereby ratifies, approves and confirms all actions taken by Secured Party and its attorneys-in-fact pursuant to this Section 5. Secured Party will not be liable for any acts of commission or omission nor for any error of judgment or mistake of fact or law with respect to its dealings with the Collateral unless such liability arises out of or from the gross negligence or willful misconduct of such party. This power of attorney, being coupled with an interest, is irrevocable until the date upon which the Secured Obligations have been indefeasibly satisfied in full). Without limiting the foregoing, if any Pledgor fails to perform any agreement or obligation contained herein, Secured Party may itself perform, or cause performance of, where necessary or advisable in the name or on behalf of such Pledgor, and at the expense of such Pledgor, as applicable.

6. Third Party Waivers.

6.1. Rights of Secured Party. Each Pledgor authorizes Secured Party to perform any or all of the following acts at any time in its sole discretion, all without notice to any Pledgor, without affecting Pledgors’ obligations under this Pledge Agreement and without affecting the liens and encumbrances against the Collateral in favor of Secured Party:

(a) Secured Party may alter any terms of the Secured Obligations or any part thereof, including renewing, compromising, extending or accelerating, or otherwise changing the time for payment of, or increasing or decreasing the rate of interest on, the Secured Obligations or any part thereof.

(b) Secured Party may take and hold security for the Secured Obligations, accept additional or substituted security, and subordinate, exchange, enforce, waive, release, compromise, fail to perfect and sell or otherwise dispose of any such security.

(c) Secured Party may direct the order and manner of any sale of all or any part of any security now or later to be held for the Secured Obligations, and Secured Party (or its nominees or designees) may also bid at any such sale.

(d) Secured Party may apply any payments or recoveries from any Pledgor or any other source, and any proceeds of any security, to the obligations under the Note in such manner, order and priority as Secured Party may elect.

(e) Secured Party may release any person or entity of its liability for the Secured Obligations or any part thereof..

(f) Secured Party may substitute, add or release any one or more guarantors or endorsers.

(g) Secured Party may make demand upon and receive from any or all Merchant Bank(s) for payment from the Merchant Accounts.

6.2. Absolute Obligations. Each Pledgor expressly agrees that until all Secured Obligations are indefeasibly paid and performed in full and each and every term, covenant and condition of this Pledge Agreement, the Note and the Guaranty of each Pledgor is fully and indefeasibly performed, no Pledgor shall be released of its obligations, waivers and agreements set forth herein or under the Purchase Agreement, Guaranty or Note nor shall the validity, enforceability or priority of the liens and encumbrances against the Collateral in favor of Secured Party be affected in any manner by or because of:

(a) Any act or event which might otherwise discharge, reduce, limit or modify Pledgors’ obligations hereunder or under the Note or the Guaranty or the liens and encumbrances against the Collateral in favor of Secured Party;

(b) Any waiver, extension, modification, forbearance, delay or other act or omission of Secured Party or any failure to proceed promptly or otherwise as against Company, any Pledgor, or any other person or entity or any security;

(c) Any action, omission or circumstance which might increase the likelihood that Secured Party might enforce the rights granted under this Pledge Agreement or under the Note or the Guaranty or which might affect the rights or remedies of any Pledgor as against Company; or

(d) Any dealings occurring at any time between Company and Secured Party, whether relating to the Secured Obligations or otherwise.

(e) To the extent permitted by law, each Pledgor hereby expressly waives and surrenders any defense to the performance of the obligations under this Pledge Agreement and under the Purchase Agreement, Note or the Guaranty or to the enforcement of the liens and encumbrances against the Collateral in favor of Secured Party based upon any of the foregoing acts, omissions, agreements, waivers or matters described in this subsection. It is the purpose and intent of this Pledge Agreement that the obligations of each Pledgor under this Pledge Agreement and under the Note or the Guaranty shall be absolute and unconditional under any and all circumstances, to the extent permitted by law.

6.3. Pledgors’ Waivers. To the extent permitted by law, each Pledgor waives:

(a) Any right it may have to require Secured Party to proceed against the Company, one or more Pledgor or any other person or entity, proceed against or exhaust any security held from the Company, any Pledgor or any person or entity, or pursue any other remedy in Secured Party’s power to pursue;

(b) Any defense based on any claim that Pledgors’ obligations exceed or are more burdensome than those of the Company or any other person;

(c) Any defense: (i) based on any legal disability of any other person, (ii) based on any release, discharge, modification, impairment or limitation of the liability of any other person to Secured Party from any cause, whether consented to by Secured Party or arising by operation of law, (iii) arising out of or able to be asserted as a result of any case, action or proceeding before any court or other governmental authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of any other person or any of their affiliates, or any general assignment for the benefit of creditors, composition, marshaling of assets for creditors or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors; in each case as undertaken under any U.S. Federal or State law (each of the foregoing described in this clause (iii) being referred to herein as an “Insolvency Proceeding”); or (iv) arising from any rejection or disaffirmance of the Secured Obligations, or any part thereof, or any security held therefor, in any such Insolvency Proceeding;

(d) Any defense based on any action taken or omitted by Secured Party in any Insolvency Proceeding involving any other person, including any election to have Secured Party’s claim allowed as being secured, partially secured or unsecured, any extension of credit by Secured Party to any other person in any Insolvency Proceeding, and the taking and holding by Secured Party of any security for any such extension of credit;

(e) All presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, notices of intention to accelerate, notices of acceleration, notices of acceptance of this Pledge Agreement and of the existence, creation, or incurring of new or additional indebtedness, and demands and notices of every kind; and

(f) Except for such notices as required by the Note or Guaranty, any defense based on or arising out of any defense that Company or any of its respective affiliates may have to the payment or performance of the Secured Obligations.

6.4. Waiver of Subrogation and Other Rights.

(a) Upon the occurrence and during the continuance of any Event of Default, in its sole discretion, without prior notice to or consent of any Pledgor, Secured Party may elect to (but subject to the terms of this Agreement and the Note or the Guaranty): (i) foreclose against any Collateral for the Secured Obligations, (ii) accept a transfer of any such Collateral for the Secured Obligations in lieu of foreclosure, (iii) compromise or adjust the Secured Obligations or any part thereof or make any other accommodation with Company or any person or entity, or (iv) exercise any other remedy against Company or any person or entity or any Collateral for the Secured Obligations. No such action by Secured Party shall release or limit Secured Party’s rights hereunder or under the Note or the Guaranty, even if the effect of the action is to deprive such Pledgor of any subrogation rights, rights of indemnity, or other rights to collect reimbursement from such Pledgor or any other person or entity for any sums paid to Secured Party, whether contractual or arising by operation of law or otherwise. Each Pledgor expressly agrees that under no circumstances shall any Pledgor be deemed to have any right, title, interest or claim in or to any real or personal property to be held by Secured Party or any third party after any foreclosure or transfer in lieu of foreclosure of any security for the Secured Obligations.

(b) Regardless of whether any Pledgor may have made any payments to Secured Party, until such time as all Secured Obligations are fully, finally and indefeasibly paid to Secured Party, each Pledgor waives, to the extent permitted by law and subject to Section 6(c) below, (all of the following rights, collectively, “Pledgors’ Conditional Rights”): (i) all rights of subrogation, all rights of indemnity, and any other rights to collect reimbursement from Company on account of the Collateral encumbered by this Pledge Agreement, whether contractual or arising by operation of law (including the United States Bankruptcy Code or any successor or similar statute) or otherwise; (ii) all rights to enforce any remedy that Secured Party may have against any Pledgor or any person or entity granting collateral for the Secured Obligations; and (iii) all rights to participate in any Collateral now or later to be held by Secured Party.

(c) Subject to the full, final and indefeasible payment of all Secured Obligations to Secured Party, each Pledgor shall retain its rights to seek contribution and reimbursement from, and rights of subrogation with respect to, the other guarantors to the extent the Secured Obligations hereunder render Pledgor insolvent. Such rights of subrogation, contribution and reimbursement shall be subordinate to the Secured Obligations, and no Pledgor shall enforce any such rights until the Secured Obligations shall have been finally paid in full.

7. Miscellaneous.

7.1. Notices. All notices, consents, approvals and requests required or permitted hereunder shall be given in writing and shall be effective for all purposes if hand delivered or sent by (a) certified or registered United States mail, postage prepaid, return receipt requested, (b) international courier service, or (c) by telecopier (with answer back acknowledged), addressed as follows (or at such other address and person as shall be designated from time to time by any party hereto, as the case may be), in a written notice to the other parties hereto in the manner provided for in the Purchase Agreement.

A notice shall be deemed to have been given: In the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day; or in the case of expedited prepaid delivery, upon the first attempted delivery on a Business Day; or in the case of telecopy, upon sender’s receipt of a machine-generated confirmation of successful transmission after advice by telephone to recipient that a telecopy notice is forthcoming.

7.2. Entire Agreement. This Agreement, the Purchase Agreement, the Note and the Guaranty contain the entire agreement of the parties hereto and thereto in respect of the transactions contemplated hereby and thereby, and all prior agreements among or between such parties, whether oral or written, between Pledgors and Lender are superseded by the terms of this Agreement and the Note or the Guaranty. THIS AGREEMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. NO COURSE OF DEALING BETWEEN PLEDGORS AND LENDER, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES AND NO EXTRINSIC EVIDENCE OF ANY NATURE MAY BE USED TO CONTRADICT OR MODIFY ANY TERM OF THIS PLEDGE AGREEMENT. THERE ARE NO ORAL AGREEMENTS BETWEEN PLEDGORS AND LENDER.

7.3. Termination of Pledge Agreement. Upon the indefeasible payment in full of all Secured Obligations, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Pledgors, and, at the request of Pledgors, Secured Party shall execute and deliver to Pledgors a written release and termination of this Agreement, subject to the Surviving Obligations.

7.4. No Waiver. No failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other for further exercise thereon for of any other power, right or privilege. All rights and remedies existing under this Pledge Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

7.5. Amendments. No amendment, modification, supplement, termination or waiver of any provision of this Pledge Agreement, and no consent to any departure by any Pledgor therefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party and, in the case of any such amendment, modification or supplement by Pledgor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

7.6. Severability. All provisions of this Pledge Agreement shall be considered as separate terms and conditions, and in the event anyone shall be held illegal, invalid or unenforceable, all the other provisions hereof shall remain in full force and effect as if the illegal, invalid or unenforceable provision were not a part hereof..

7.7. GOVERNING LAW; CONSENT TO JURISDICTION. THIS PLEDGE AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. PLEDGORS HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK AND IRREVOCABLY AGREES THAT, SUBJECT TO LENDER’S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS PLEDGE SHALL BE LITIGATED IN SUCH COURTS. EACH PLEDGOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH THE COLLATERAL, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, IRREVOCABLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS LOAN AGREEMENT, THE NOTE, SUCH OTHER LOAN DOCUMENTS OR SUCH OBLIGATION. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF LENDER TO BRING PROCEEDINGS AGAINST ANY PLEDGOR IN THE COURTS OF ANY OTHER JURISDICTION.

7.8. WAIVER OF JURY TRIAL. EACH PLEDGOR AND LENDER MUTUALLY, EXPRESSLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY FOR ANY PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT IN THE INTEREST OF AVOIDING DELAY AND EXPENSES ASSOCIATED WITH JURY TRIALS.

7.9. Counterparts. This Pledge Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

IN WITNESS WHEREOF, Pledgor and Secured Party have executed this Pledge Agreement as of the date first above written.

PLEDGORS:

LEGACY MEDIA LLC

By:
Michael Hill, Manager

CONSUMER LOYALTY GROUP LLC

By:
Michael Hill, Manager

COMMERCE PLANET, INC.

By:
Anthony Roth, President

SECURED PARTY:

MORLEX, INC.

By:
Richard Berman,
Chief Executive Officer
and President

Annex A

Form of Merchant Account Acknowledgement

The undersigned hereby acknowledges and agrees that, pursuant to a Pledge and Security Agreement, dated September __, 2008 (the “Pledge Agreement”) between and among COMMERCE PLANET, INC., a Utah corporation (the “Company”) with an address at 30 S. La Patera Lane, Goleta, CA 93117, LEGACY MEDIA LLC, a California limited liability company and wholly-owned subsidiary of, with the same address as, the Company (“Legacy”), and CONSUMER LOYALTY GROUP LLC, a California limited liability company and wholly-owned subsidiary of, with the same address as, the Company (“Consumer” and together with Legacy, the “Pledgors”), for the benefit of MORLEX, INC., a Colorado corporation (the “Lender” or “Secured Party”), the Lender has been granted and continues to hold a first lien security interest in and to all of the Merchant Accounts (as defined in the Pledge Agreement), and (ii) all Proceeds (as defined in the Pledge Agreement) of such Merchant Accounts (collectively, the “Collateral”), as collateral security for the repayment of a $200,000 note together with all accrued interest thereon. The undersigned, in connection with its possession and control of a portion of the Collateral, hereby agrees to comply with any “instructions” (as defined in Section 8-102(a)(12) of the UCC) originated by Secured Party without further consent of Pledgor, including, without limitation, instructions regarding to the withdrawal, transfer and/or disposition of any and all funds contained within such Merchant Accounts. By executing and delivering this Agreement, each of the undersigned hereto intend to establish Lender’s control over the Collateral for purposes of the provisions of Section 8-106(c)(2) of the UCC.